Exhibit 99.1

MARCUS, Iowa, July 23, 2007 — On July 17, 2007 the Little Sioux Corn Processors, LLC Board of Directors, acting as general partner of LSCP, LLLP, approved a cash distribution of $9,380,981 to LSCP, LLLP partners of record as of July 17, 2007.  As a holder of 60.1539% of the units of LSCP, LLLP, Little Sioux Corn Processors, LLC will receive a cash distribution of $5,643,025.93.  On July 17, 2007, the Little Sioux Corn Processors, LLC Board of Directors approved a cash distribution of $33.45 per membership unit or a total of $5,490,535.88 to its unit holders of record as of July 17, 2007.  Checks will be distributed in August 2007.